Filed pursuant to 497(e)

File Nos. 033-43089 and 811-06431

AMG FUNDS II

AMG Chicago Equity Partners Balanced Fund

Supplement dated October 8, 2019 to the Prospectus and Statement of Additional Information, each dated May 1, 2019

The following information supplements and supersedes any information to the contrary relating to AMG Chicago Equity Partners Balanced Fund (the “Fund”), a series of AMG Funds II, contained in the Fund’s Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), dated as noted above.

Effective as of October 31, 2019 (the “Implementation Date”), Patricia Halper will no longer serve as a portfolio manager of the Fund, and Keith Gustafson will be added as a portfolio manager of the Fund. Effective on the Implementation Date, Mr. Gustafson and Michael J. Lawrence will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund and Curt A. Mitchell and Michael J. Budd will serve as the portfolio managers jointly and primarily responsible for the day-to-day management of the fixed income portion of the Fund. Accordingly, effective on the Implementation Date, all references to and information relating to Ms. Halper in the Prospectus and SAI will be deleted and all references to the portfolio managers of the Fund will refer to Messrs. Gustafson, Lawrence, Mitchell and Budd.

In addition, effective on the Implementation Date, the Prospectus is revised as follows:

The section under “Summary of the Fund” titled “Portfolio Management – Portfolio Managers” on page 6 is deleted and replaced with the following:

Portfolio Managers

Equity Team

Keith Gustafson

Co-Chief Investment Officer – Equities, Partner and Managing Director of CEP;

Portfolio Manager of the Fund since 10/19.

Michael J. Lawrence

Partner and Managing Director of CEP;

Portfolio Manager of the Fund since 05/18.

Fixed Income Team

Curt A. Mitchell

Chief Investment Officer –Fixed Income of CEP;

Portfolio Manager of the Fund since 12/06.

Michael J. Budd

Managing Director of CEP;

Portfolio Manager of the Fund since 12/06.

The sixth paragraph in the section under “Additional Information About the Fund” titled “Fund Management” on page 13 is deleted and replaced with the following:

Keith Gustafson and Michael J. Lawrence are the portfolio managers jointly and primarily responsible for the day-to-day management of the equity portion of the Fund. Mr. Gustafson has been a member of CEP’s quantitative analysis group, which is responsible for the firm’s proprietary quantitative model and its ongoing development efforts, since 1997. He has served as Partner and Managing Director at CEP since 2003 and as Co-Chief Investment Officer – Equities since 2019. Prior to joining CEP, Mr. Gustafson was the director of investment company services at Ibbotson Associates. Mr. Lawrence joined CEP in 1997 and has been a member of the firm’s portfolio management team since 2004. He has served as Partner and Managing Director at CEP since 2017. Prior to joining CEP, Mr. Lawrence worked in the consulting group of SEI Corporation.

In addition, effective on the Implementation Date, the SAI is revised as follows:

In the section “Management of the Funds – Portfolio Managers of the Funds – AMG Chicago Equity Partners Balanced Fund – Chicago Equity Partners, LLC (“CEP”) – Other Accounts Managed by the Portfolio Managers” beginning on page 66, the following information is added for Mr. Gustafson with respect to the Fund, which is as of May 1, 2019:

Portfolio Manager: Keith Gustafson
Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed For Which Advisory Fee is Performance Based	Assets Managed For Which Advisory Fee is Performance Based ($ millions)
Registered Investment Companies	2	$535.3	None	$0
Other Pooled Investment Vehicles	3	$103.8	2	$101.7
Other Accounts	77	$1,790.1	5	$489.1

In the section “Management of the Funds – Portfolio Managers of the Funds – AMG Chicago Equity Partners Balanced Fund – Chicago Equity Partners, LLC (“CEP”) – Portfolio Managers’ Ownership of Fund Shares” on page 68, the following information is added for Mr. Gustafson with respect to the Fund, which is as of May 1, 2019:

Portfolio Managers’ Ownership of Fund Shares

Mr. Gustafson: $50,001 to $100,000

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE